Exhibit 10.1

                              TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT dated as of the 12th day of February, 2010.

AMONG:
               Shlomo Palas (I.D. 057313579)
               17 Etrog St.
               Rosh Hayyn
               Israel 48570

               Samuel Keshet (I.D. 030164529)
               19, Reuven St.
               Zichron Ya'akov
               Israel 30900

               Eliezer Weinberg (I.D. 065137408)
               6, Hayarkon St.
               Haifa
               Israel 34465

               (Shlomo Palas, Samuel Keshet and Eliezer Weinberg together the "PRINCIPALS")

AND:
               Jin Jie Corp.
               409 - 4th Floor, Tsui King House
               Choi Hung Estate
               Hong Kong

               ("JJC")

AND:

               Green Biofuels Holdings Ltd. an Israeli company,
               17 Hactrog Street  Rosh Hayin, Israel

               ("GBH")

AND:
               Cally Ka Lai Lai
               409 - 4th Floor, Tsui King House
               Choi Hung Estate Hong Kong

               ("Lai")

AND:
               Wei Xiang Zeng
               409 - 4th Floor, Tsui King House
               Choi Hung Estate Hong Kong

               ("Zeng")
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WHEREAS:

A. The Principals, JJC, GBH, Lai and Zeng entered into a letter agreement dated January 13, 2010 (the "Letter Agreement"), regarding, among other things, the transfer and sale by GBH of all of the interest and rights to the assets and business of the GBH Carbon Credit Project, including know-how, trademarks, patents, agreements and all other assets ("the GBH Carbon Credit Project Assets") to JJC;

B.   The  Principals,  JJC,  GBH,  Lai and Zeng wish to mutually  terminate  the
     Letter   Agreement  and  abandon  the  GBH  Carbon  Credit  Project  Assets acquisition; and

C. The Parties wish to enter into this termination agreement to confirm the termination of the Letter Agreement and to release each other from any and all obligations and liabilities pursuant to the Letter Agreement.

THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises and of the mutual covenants and agreements herein set forth, the parties covenant and agree as follows:

1. Termination of Letter Agreement. The Letter Agreement is hereby terminated and the GHB Carbon Credit Project Assets acquisition is hereby abandoned effective as of the date hereof.

2. Mutual Releases. Each of the parties hereto (the "Parties") does hereby release the other from all liabilities and legal obligations of whatsoever kind and howsoever arising which either of them may now have or at any time hereafter can, shall or may have in any way resulting or arising from any cause, matter or thing existing up to the present time in connection with the Letter Agreement.

3. Final Termination Agreement. This Agreement and the other agreements to which this termination agreement refers, together with all exhibits, schedules and annexes attached to any of them, constitute the final, entire agreement among the parties and supersedes any prior oral or written and all contemporaneous oral proposals, commitments, promises, agreements or understandings between the parties with respect to the termination of the Letter Agreement and mutual release of the parties.

4. Further Assurances. The Parties will execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

5. Successors and Assigns. This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and assigns, as applicable.

6. Governing Law. This Agreement and the application or interpretation hereof will be governed exclusively by its terms and by the laws of the State of Nevada.

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
7. Counterparts. This Agreement may be executed in one or more counterparts all of which together will constitute one and the same instrument.

8. Electronic Means. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth above.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

JIN JIE CORP.


Per: /s/ Cally Kai Lai Lai
    ----------------------------
    Authorized Signatory

GREEN BIOFUELS HOLDINGS LTD.


Per: /s/ Shlomo Palas
    ----------------------------
    Authorized Signatory


/s/ Shlomo Palas                                /s/ Shmuel Keshet
--------------------------------                --------------------------------
SHLOMO PALAS                                    SHMUEL KESHET


/s/ Eliezer Weinberg                            /s/ Cally Kai Lai Lai
--------------------------------                --------------------------------
ELIEZER WEINBERG                                CALLY KAI LAI LAI


/s/ Wei Xiang Zeng
--------------------------------
WEI XIANG ZENG


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